UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2016

NEPHROGENEX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36303	20-1295171
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Beechleaf Court Suite 900 Raleigh, NC	27604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 986-1780

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously announced, on April 30, 2016, NephroGenex, Inc. (the “Company”) filed a voluntary petition for relief (the “Chapter 11 Filing”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).
On July 20, 2016, the Company filed its monthly operating report for the period of June 1, 2016 through June 30, 2016 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached to this Current Report on Form 8-K as Exhibit 99.1.
Cautionary Statements Regarding the Monthly Operating Report
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope and has been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Monthly Operating Report was not reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment. The financial information in the Monthly Operating Report was not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, non-cash items, accruals, valuations and disclosures. The Monthly Operating Report also contains information for periods which are different from the historical periods required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company's financial condition or operating results for a period that would be reflected in the Company's financial statements or its reports pursuant to the Exchange Act. Information set forth in the Monthly Operating Report should not be viewed as indicative of future results.
Cautionary Statements Regarding Forward-Looking Statements
This current report on Form 8-K and Exhibit 99.1 hereto contain certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this current report on Form 8-K and Exhibit 99.1 hereto and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the strength and breadth of our intellectual property, expectations regarding financial condition, liquidity, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our previously announced bankruptcy proceeding and our ability to sell our assets pursuant to Section 363 of the Bankruptcy Code.
By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained herein, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in the presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission during March 2016.  Any forward-looking statements that we make herein speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of the presentation, except as required by law.
You should read carefully our “Cautionary Note Regarding Forward-Looking Statements and Industry Data” and the factors described in the “Risk Factors” sections of our Annual Report on Form 10-K to better understand the risks and uncertainties inherent in our business.

Cautionary Statements Regarding the Chapter 11 Filing
The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Filing will be highly speculative and will pose substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Filing. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.
A plan of reorganization or liquidation will likely result in holders of the Company’s capital stock receiving no distribution on account of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan.
Information about the Chapter 11 process, as well as court filings and other documents related to the reorganization proceedings, is available through the Company’s claims agent, Kurtzman Carson Consultants LLC, at www.kccllc.net/NephroGenex. Information contained on, or that can be accessed through, such web site or the Bankruptcy Court’s web site is not part of this Current Report.
Limitation on Incorporation by Reference
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this current report (including Exhibit 99.1 attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.
Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Monthly Operating Report for the Period of June 1, 2016 through June 30, 2016, dated July 20, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEPHROGENEX, INC.

Date:	July 20, 2016	/s/ John Hamill
John Hamill Chief Executive and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Monthly Operating Report for the Period of June 1, 2016 through June 30, 2016, dated July 20, 2016